SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                     Amended

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 24, 2004

                         Commission File No.: 000-32765



                        MASTER DISTRIBUTION SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                      86-1024794
--------------------------------------------------------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)

                               10135 E. Via Linda
                                  Suite D-224A
                            Scottsdale, Arizona 85258
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (480) 391-1110
                            ------------------------
                            (Issuer telephone number)


                              Roberts & Levin, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)


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ITEM 1.         CHANGE OF CONTROL

     On June 25, 2004, the Board of Directors authorized a 3 for 1 forward split of its common stock. Prior to the forward split the Registrant had 1,000,000 shares of its common stock issued and outstanding. After the forward split the Registrant had 3,000,000 shares of its common stock issued and outstanding.

     On June 28, 2004, Mr. Ericksteen and Ms. Olsen returned an aggregate of 2,904,000 shares of the Registrant's common stock held by them to the treasury of the Registrant. After the return of these shares to treasury, the Registrant had 496,000 shares of its common stock issued and outstanding.

     On June 28, 2004, Registrant issued a total of 10,000,000 shares of its common stock to OFG EUROPACIFIC LIMITED, a Cyprus corporation for a purchase price of $475,200 in cash and/or other consideration. The issuance increased the amount of the Registrant's issued and outstanding shares of common stock from 496,000 to 10,496,000.

ITEM 5.     OTHER EVENTS.

     On June 28, 2004, Kevin Ericksteen resigned as the President of Registrant and Deanna Olson resigned as Secretary and Treasurer of Registrant. The Board of Directors appointed Harry Beugelink, Secretary and Treasurer of Registrant.

     On March 21, 2004, the shareholders of Registrant, by unanimous written consent, voted to amend Registrant's Articles of Incorporation to (i) change the name of Registrant from "Roberts & Levin, Inc." to "Master Distribution Systems, Inc." The Certificate of Amendment was filed with the Nevada Secretary of State on March 24, 2004.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     On June 28, 2004, Kevin Ericksteen and Deanna Olson, without disagreements or conflicts, resigned their positions as Directors of Registrant. Prior to their resignation, Mr. Ericksteen and Ms. Olson unanimously appointed Harry Beugelink to replace them as Director of the Registrant via written consent in accordance with the laws of the State of Nevada.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
   2.1            Resignation Letter of Kevin Ericksteen
   2.2            Resignation Letter of Deanna Olson
   2.3            Certificate of Amendment
   2.4            Stock Purchase Agreement

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                MASTER DISTRIBUTION SYSTEMS,INC.

                                                  By:  /s/ Harry Beugelink
June 28, 2004                                    ----------------------------
                                                           Harry Beugelink
                                                           President

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